Employee Benefits	12 Months Ended
Dec. 31, 2013
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Employee Benefits
Employee Benefits
We maintain various benefit plans, including defined contribution and defined benefit plans. Our U.S. defined contribution plan is qualified under Section 401(k) of the Internal Revenue Code, and covers substantially all U.S. employees. Participants may contribute a portion of their compensation not exceeding a limit set annually by the Internal Revenue Service. This plan includes a provision for us to match a portion of employee contributions. Total expense under the 401(k) plans, including the plans acquired via business acquisitions, was $1.7 million, $3.1 million and $2.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. In 2013, the total expense was lower partially due to matching amounts which were funded from forfeited amounts. We also have a defined contribution plan which covers certain executives. We make matching contributions up to an established maximum. Matching contributions made to the plan, and expensed, totaled approximately $0.3 million in each year ended December 31, 2013, 2012 and 2011.
We have four defined benefit, non-contributory retirement or termination plans that cover certain employees in Germany, France, Japan and Italy. These defined benefit plans provide benefits to covered individuals satisfying certain age and service requirements. For certain plans, we calculate the vested benefits to which employees are entitled if they separate immediately. The benefits accrued on a pro-rata basis during the employees’ employment period are based on the individuals’ salaries, adjusted for inflation. The liability under the defined benefit plans was $4.3 million at December 31, 2013 and $4.0 million at December 31, 2012, and is included as a component of other long-term liabilities on the consolidated balance sheets.